SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	April 28, 2003

PACER TECHNOLOGY
(Exact Name of Registrant as Specified in Charter)

California
(State or Other Jurisdiction of Incorporation)

0-8864	77-0080305
(Commission File No.)	(IRS Employer Identification No.)

9420 Santa Anita Avenue, Rancho Cucamonga California 91730
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:	(909) 987-0550

Not Applicable
(Former Name or Former Address if Changed Since Last Report

Item 7.    Financial Statements and Exhibits.

(c)	Exhibits.

The following exhibit is filed as part of this report:

	Exhibit 99.1:	Press Release dated April 28, 2003.

Item 12.    Public Announcement or Release of Material Non-Public Information

On April 28, 2003, Pacer Technology, a California corporation (“Pacer” or the “Company”), issued a press release announcing its results of operations for the three and nine-month periods ended March 31, 2003. A copy of that press release is attached hereto as Exhibit 99.1.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACER TECHNOLOGY

Date: April 28, 2003	By	/s/ LAURENCE HUFF
Laurence Huff Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit No.

EXHIBIT	DESCRIPTION
99.1	Press Release issued on April 28, 2003 announcing earnings for the quarter ended March 31, 2003 for Pacer Technology.

E-1